Exhibit 10.7

Joint Statement

Whereas:

1、Hangzhou Suyuan Agricultural Technology Co., Ltd. is a wholly-owned subsidiary of the listed company Farmmi, Inc.;

2、Hangzhou Suyuan Agricultural Technology Co., Ltd., Zhengyu Wang and Hangzhou Nongyuan Network Technology Co., Ltd. signed relevant VIE documents on September 18, 2016, making Hangzhou Nongyuan Network Technology Co., Ltd. a VIE entity of Farmmi, Inc.;

3、Wang Zhengyu has transferred all the shares (100%) of Party C to Wang Xinyang on the December 4, 2019;

4、Hangzhou Suyuan Agricultural Technology Co., Ltd., Zhengyu Wang and Hangzhou Nongyuan Network Technology Co., Ltd. have signed a Termination Agreement on May 15, 2020, confirming that the relevant VIE documents signed on September 18, 2016 is terminated on December 10, 2019;

5、Xinyang Wang has signed new VIE documents with all parties on December 10, 2019, maintaining Hangzhou Nongyuan Network Technology Co., Ltd. as the VIE entity of Farmmi, Inc.

The parties hereby make the following declarations:

1. All parties promise to strictly implement the VIE document signed on December 10, 2019. During the validity of the VIE document, all parties will strictly abide by the relevant decisions of the board of directors of Farmmi, Inc.

2. If any party or parties are inconsistent with the opinions of the board of directors of Farmmi, Inc, they will unconditionally obey the resolution of the board of directors of Farmmi, Inc, and the board of directors of Farmmi, Inc shall have the final decision-making power at any time and under any circumstances.

The effectiveness of this Joint Statement dates back to December 10, 2019.

Each declaring parties:

1、 Hangzhou Nongyuan Network Technology Co., Ltd.（stamp）

2、Hangzhou Suyuan Agricultural Technology Co., Ltd.（stamp）

3、Xinyang Wang（signature）

Shareholder of Hangzhou Nongyuan Network Technology Co., Ltd.

4、Dehong Zhang（signature）

Executive Director and Legal representive of Hangzhou Nongyuan Network Technology Co., Ltd.

5、Zhengyu Wang（signature）

Designated Person of Hangzhou Suyuan Agricultural Technology Co., Ltd.

Trustee of Wang Xinyang

Date：May 15, 2020